UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:    December 31

Date of reporting period: March 31, 2013

Item 1. Schedule of Investments.

Blackstone / GSO Long-Short Credit Income Fund

Portfolio of Investments

March 31, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 81.37%
Aerospace and Defense - 2.08%
Camp Systems International Holdings Co., Senior Secured First Lien Refinance Term Loan, 5.250%, 05/31/2019	B1	$585,294	$592,976
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-1 Loan, 6.250%, 11/02/2018	B3	1,089,189	1,109,611
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 11/02/2018	B3	493,766	503,024
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Canadian Term Loan, 5.750%, 10/25/2019	B3	129,883	131,831
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2019	B3	1,532,617	1,555,607
Sequa Corp., Senior Secured First Lien Term Loan, 5.250%, 06/19/2017	B2	1,148,774	1,169,693

			5,062,742

Automotive - 2.34%
Chrysler Group LLC, Senior Secured Tranche B First Lien Term Loan, 6.000%, 05/24/2017	Ba2	3,303,769	3,370,075
FRAM Group Holdings, Inc. (aka Autoparts Holdings), Senior Secured First Lien Term Loan, 6.500%, 07/31/2017	B2	1,316,379	1,336,671
Jason, Inc., Senior Secured First Lien Term Loan, 5.000%, 02/28/2019	B1	1,000,000	1,003,750

			5,710,496

Banking, Finance, and Real Estate - 2.99%
AmWins Group LLC, Senior Secured First Lien Term B Loan, 5.000%, 09/06/2019	B2	1,488,769	1,509,708
Asurion LLC, Senior Secured Tranche B-1 First Lien Incremental Term Loan, 4.500%, 05/24/2019	Ba2	945,811	957,577
BNY ConvergEx Group LLC, Senior Secured EZE Borrower First Lien Term Loan, 5.250%, 12/19/2016	B1	577,856	577,015
BNY ConvergEx Group LLC, Senior Secured First Lien Top Borrower Term Loan, 5.250%, 12/19/2016	B1	1,276,479	1,274,621
Cunningham Lindsey Corp., Senior Secured First Lien Term Loan, 5.000%, 12/10/2019	B1	1,870,313	1,906,559
First Data Corp., Senior Secured First Lien Extended 2018 Dollar Term Loan, 5.204%, 03/26/2018	B1	545,455	544,536
SNL Financial LC, Senior Secured First Lien Term Loan, 5.500%, 10/23/2018	B2	532,000	534,881

			7,304,897

Beverage, Food and Tobacco - 0.90%
Advance Pierre Foods, Inc., Senior Secured First Lien Term Loan, 5.750%, 07/10/2017	B1	1,617,568	1,643,449
Roundy’s Supermarkets, Inc., Senior Secured Tranche B First Lien Term Loan, 5.750%, 02/13/2019	B1	553,415	553,019

			2,196,468

Capital Equipment - 1.95%
BakerCorp International, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 02/07/2020	Ba3	1,000,000	1,009,015
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Ba2	3,714,286	3,739,821

			4,748,836

Chemicals, Plastics and Rubber - 3.25%
Arizona Chemical U.S., Inc., Senior Secured First Lien Term Loan, 5.250%, 12/22/2017	Ba3	1,467,430	1,494,637
Berry Plastics Corp., Senior Secured First Lien Term D Loan, 3.500%, 02/08/2020	B2	2,743,902	2,742,654
Nusil Technology LLC, Senior Secured First Lien Term Loan, 5.000%, 04/07/2017	B1	1,085,011	1,094,679

	Moody’s Rating	Principal Amount	Market Value

Chemicals, Plastics and Rubber (continued)
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan, 6.750%, 11/15/2018	B2	$2,573,223	$2,605,388

			7,937,358

Construction and Building - 2.23%
Custom Building Products, Inc., Senior Secured First Lien Term Loan, 6.000%, 12/16/2019	B1	2,240,905	2,285,723
Genarac Power Systems, Inc., Senior Secured First Lien Term B Facility Loan, 6.250%, 05/30/2018	B2	1,941,667	1,990,208
SRS Distribution, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	B2	1,157,895	1,166,585

			5,442,516

Consumer Goods Durable - 4.36%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	B2	711,974	722,654
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 01/21/2019	B2	4,776,406	4,851,037
MModal, Inc., Senior Secured First Lien Term B Loan, 6.750%, 08/15/2019	Ba3	2,713,790	2,631,535
Spectrum Brands, Inc., Senior Secured First Lien Term B Loan, 4.500%, 12/17/2019	Ba3	431,611	438,678
Vision Solutions, Inc., Senior Secured Second Lien Term Loan, 9.500%, 07/23/2017	B2	2,000,000	1,980,000

			10,623,904

Consumer Goods Non Durable - 4.51%
Acosta, Inc., Senior Secured First Lien Term D Loan, 5.000%, 03/01/2018	B1	2,168,368	2,202,931
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	Ba3	4,880,113	4,878,893
Hostess Brands, Senior Secured First Lien Term Loan, 6.750%, 03/12/2020	B3	389,610	399,351
Inmar, Inc., Senior Secured First Lien Term Loan, 6.500%, 08/12/2018	B1	221,124	222,596
Revlon Consumer Products Corp., Senior Secured First Lien Replacement Term Loan, 4.000%, 11/20/2017	Ba2	941,557	957,578
Totes Isotoner Corp., Senior Secured First Lien Delayed Draw Term Loan, 7.250%, 07/07/2017	B3	220,132	220,821
Totes Isotoner Corp., Senior Secured First Lien Initial Term Loan, 7.250%, 07/07/2017	B3	2,123,016	2,129,650

			11,011,820

Containers, Packaging and Glass - 1.55%
Berlin Packaging LLC, Senior Secured First Lien Term Loan, 4.750%, 04/02/2019	B1	709,677	717,218
John Henry Holdings, Inc. (aka Multi Packaging Solutions), Senior Secured First Lien Term Loan, 6.000%, 12/06/2018	B2	2,992,500	3,059,831

			3,777,049

Energy Electricity - 1.19%
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 5.000%, 03/13/2020	Ba3	1,550,023	1,571,662
Topaz Power Holdings LLC, Senior Secured First Lien Term Loan, 5.250%, 02/26/2020	B1	1,308,197	1,331,090

			2,902,752

Energy, Oil and Gas - 2.94%
Crestwood Holdings LLC, Senior Secured First Lien Term Loan, 9.750%, 03/26/2018	Caa1	1,772,147	1,826,047
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/26/2020	B2	472,028	475,568

Samson Investment Co., Senior Secured Second Lien Initial Term Loan, 6.000%, 09/25/2018	B1	735,294	745,177
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I], 5.000%, 10/01/2019	B1	1,623,267	1,641,529
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I-A], 5.000%, 10/01/2019	B1	215,096	217,516
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan, 5.000%, 10/01/2019	B1	131,382	132,860
Tallgrass Energy Partners LP, Senior Secured First Lien Term Loan, 5.250%, 11/13/2018	Ba3	1,641,456	1,676,345
W3 Co., Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	B1	447,205	451,865

			7,166,907

	Moody’s Rating	Principal Amount	Market Value

Environmental Industries - 1.02%
ADS Waste Holdings, Inc., Senior Secured Tranche B First Lien Term Loan, 4.250%, 10/09/2019	B2	$1,277,586	$1,293,690
PSC Industrial Outsourcing LP, Senior Secured First Lien Term Loan, 7.250%, 07/29/2016	B1	1,194,576	1,195,568

			2,489,258

Healthcare and Pharmaceuticals - 7.25%
ABB Con-Cise Optical Group LLC, Senior Secured First Lien Term Loan, 5.500%, 02/06/2019	B2	588,235	593,018
Ardent Medical Services, Inc., Senior Secured First Lien Term Loan, 6.750%, 07/02/2018	B1	926,811	945,347
Carestream Health, Inc. (aka Onex Carestream Finance LP), Senior Secured First Lien Term B Loan, 5.000%, 02/27/2017	B1	3,902,104	3,925,458
CHG Buyer Corp., Senior Secured First Lien Term Loan, 5.000%, 11/19/2019	B2	995,238	1,010,012
Immucor, Inc., Senior Secured First Lien Term B-2 Loan, 5.000%, 08/17/2018	Ba3	188,546	191,375
Kinetic Concepts, Inc., Senior Secured First Lien Dollar Term C-1 Loan, 5.500%, 05/04/2018	Ba2	1,705,068	1,738,718
National Specialty Hospitals, Inc., Senior Secured First Lien Initial Term Loan, 8.250%, 02/03/2017	B2	2,432,888	2,426,806
Sheridan Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 06/29/2018	B1	1,692,646	1,708,786
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.000%, 12/21/2017	Ba3	2,657,476	2,517,959
Surgery Center Holdings, Inc., Senior Secured First Lien Term Loan, 6.500%, 02/06/2017	B1	496,178	497,419
United Surgical Partners International, Inc., Senior Secured New Tranche B First Lien Term Loan, 7.000%, 04/03/2019	Ba3	2,115,402	2,133,255

			17,688,153

High Tech Industries - 9.25%
Blackboard, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 10/04/2018	B1	2,985,019	3,033,525
Hyland Software, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/25/2019	B2	1,471,721	1,483,679
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	B1	3,990,000	4,053,182
Presidio, Inc., Senior Secured First Lien Term Loan, 5.750%, 03/31/2017	B1	4,648,301	4,700,594
Shield Finance Co. S.A.R.L. (aka Sophos PLC), Senior Secured First Lien Term B-2 Incremental Loan, 6.500%, 05/10/2019	B2	1,094,669	1,107,668
Six3 Systems, Inc., Senior Secured First Lien Term B Loan, 7.000%, 10/04/2019	B2	2,296,570	2,319,535
Sophia LP, Senior Secured First Lien Additional Term B Loan, 4.500%, 07/19/2018	Ba3	3,093,827	3,142,942
Technicolor SA, Senior Secured First Lien Term A2 Facility Loan, 7.000%, 5/26/2016	B3	418,190	422,722
Technicolor SA, Senior Secured First Lien Term B2 Facility Loan, 8.000%, 5/26/2017	B3	1,255,706	1,269,312
Vertafore, Inc., Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	B1	1,000,000	1,025,000

			22,558,159

Hotels, Gaming and Leisure - 2.02%
CCM Merger, Inc., (aka Motor City Casino), Senior Secured First Lien Term B Loan, 6.000%, 03/01/2017	B3	860,422	870,102
Centaur LLC, Senior Secured First Lien Term Loan, 5.250%, 02/20/2019	B1	1,333,333	1,355,000
Kasima LLC (DCIP), Senior Secured First Lien Incremental Term Loan, 5.000%, 03/31/2017	Baa1	1,357,626	1,371,202
Peninsula Gaming LLC, Senior Secured First Lien Term Loan, 5.750%, 08/03/2017	B2	1,312,500	1,337,109

			4,933,413

Media Advertising, Printing and Publishing - 1.89%
Cenveo Corp., Senior Secured First Lien Term B Facility Loan, 7.000%, 12/21/2016	Ba3	989,873	994,823
InfoGroup, Inc., Senior Secured First Lien Term B Loan, 5.750%, 05/28/2018	B1	1,169,108	1,068,272
RBS Holding Co. LLC, Senior Secured First Lien Term B Loan, 9.250%, 03/23/2017	B1	3,920,000	1,293,600
SGS International, Inc. (aka Southern Graphics/Logo Merger Sub), Senior Secured First Lien Term Loan, 5.000%, 10/17/2019	B1	1,246,875	1,261,682

			4,618,377

Media Broadcasting and Subscription - 2.87%
Barrington Broadcasting Group LLC, Senior Secured Tranche 2 First Lien Term Loan, 7.500%, 06/14/2017	B2	1,030,725	1,041,465
Entercom Radio LLC, Senior Secured First Lien Term B Loan, 5.000%, 11/23/2018	B2	639,463	652,153
FoxCo Acquisition Sub. LLC, Senior Secured First Lien Term Loan, 5.500%, 07/14/2017	B1	1,264,501	1,289,393

	Moody’s Rating	Principal Amount	Market Value

Media Broadcasting and Subscription (continued)
Hubbard Radio LLC, Senior Secured First Lien Term Loan, 4.500%, 04/28/2017	Ba3	$2,285,714	$2,314,286
NEP/NCP Holdco, Inc., Senior Secured First Lien Term Loan, 4.750%, 01/22/2020	B1	334,357	338,955
RCN Corp., Senior Secured First Lien Term B Loan, 5.250%, 03/02/2020	B1	1,344,390	1,368,340

			7,004,592

Metals and Mining - 0.96%
MRC Global (aka McJunkin Corp.), Senior Secured First Lien Term B Loan, 6.250%, 10/24/2019	Ba2	2,296,154	2,332,031

Retail - 8.39%
Academy, Ltd., Senior Secured First Lien Initial Term Loan, 4.750%, 08/03/2018	B2	1,971,344	2,002,146
Albertson’s, Inc., Senior Secured First Lien Term Loan, 5.750%, 02/26/2016	B1	555,556	565,822
BJ’s Wholesale Club, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 09/26/2019	B2	2,992,500	3,026,315
Collective Brands Finance, Inc. (aka Payless ShoeSource), Senior Secured First Lien Term Loan, 7.250%, 10/09/2019	B1	1,618,893	1,643,938
Container Store, Inc., Senior Secured First Lien Term B3 Loan, 6.250%, 04/08/2019	B3	2,606,327	2,632,390
Lord & Taylor LLC, Senior Secured First Lien Term B Loan, 5.750%, 01/11/2019	B1	211,935	214,386
National Vision, Inc., Senior Secured First Lien Term Loan, 7.000%, 08/10/2018	B1	1,185,000	1,199,812
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 5.750%, 11/15/2019	B3	1,387,148	1,409,260
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	B3	2,957,147	2,986,733
Sprouts Farmers Market Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 04/18/2018	B2	4,246,667	4,287,817
The Gymboree Corp., Senior Secured First Lien Term Loan, 5.000%, 02/23/2018	B1	515,440	500,807

			20,469,426

Services - Business - 8.57%
Advantage Sales and Marketing, Inc., Senior Secured First Lien Term Loan, 4.250%, 12/18/2017	Ba3	1,955,100	1,980,155
Alix Partners LLP, Senior Seucred First Lien Refinancing Term B-2 Loan, 4.500%, 06/28/2019	Ba3	2,977,538	3,008,548
Crossmark Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	B1	471,698	473,026
Monitronics International, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	B2	2,434,588	2,474,150
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	B2	2,468,915	2,482,284
Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term B-2 Loan, 4.000%, 12/31/2016	B1	1,402,704	1,414,094
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	B1	1,636,364	1,665,000
Transaction Network Services, Senior Secured First Lien Term Loan, 5.000%, 02/14/2020	B1	1,410,256	1,410,701
Truven Health Analytics, Inc., Senior Secured New Tranche B First Lien Term Loan, 5.750%, 06/06/2019	Ba3	1,631,507	1,655,979
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Delayed Draw Term Loan, 6.000%, 07/28/2017	Ba3	201,713	203,541
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Term B Loan, 6.000%, 07/26/2017	Ba3	1,195,139	1,205,973
West Corp., Senior Secured First Lien Term B-8 Loan, 4.250%, 06/30/2018	Ba3	2,892,364	2,944,788

			20,918,239

Services - Consumer - 1.12%
Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan, 4.500%, 12/10/2018	B1	594,675	600,324
California Pizza Kitchen, Inc., Senior Secured First Lien Term Loan, 0.284%, 04/15/2018	B2	976,744	981,628
IL Fornaio Corp., Senior Secured First Lien Term Loan, 6.500%, 06/10/2017	B3	1,138,739	1,150,127

			2,732,079

Telecommunications - 6.21%
Avaya, Inc., Senior Secured B-3 Extended First Lien Term B-3 Loan, 4.788%, 10/26/2017	B1	2,929,094	2,771,655
Fairpoint Communications, Inc., Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	Ba2	2,000,000	1,953,890
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 5.750%, 12/18/2019	B2	3,464,740	3,503,718

	Moody’s Rating	Principal Amount	Market Value

Telecommunications (continued)
Greeneden U.S. Holdings II LLC, Senior Secured First Lien Dollar Term Loan, 4.000%, 02/08/2020	B2	$712,157	$717,943
Syniverse Holdings, Inc., (Buccaneer Merger Sub., Inc.), Senior Secured First Lien Term Loan, 5.000%, 4/23/2019	B1	1,985,000	2,004,354
Wide Open West Finance LLC, Senior Secured First Lien Term B Loan, 4.750%, 03/26/2019	B1	1,751,802	1,771,877
Zayo Group LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 4.500%, 07/02/2019	B2	2,410,357	2,438,161

			15,161,598

Transportation Consumer - 0.35%
Sabre, Inc., Senior Secured First Lien Term B Loan, 5.243%, 02/19/2019	B1	654,059	663,807
United Airlines, Inc., Senior Secured First Lien Term B Loan, 4.250%, 04/01/2019	Ba3	179,200	181,366

			845,173

Utilities Electric - 0.29%
Texas Competitive Electric Holdings Co. (aka TXU), Senior Secured Extended First Lien Term B Loan, 4.731%, 10/10/2017	B2	1,000,000	711,385

Wholesale - 0.89%
CDW Corp., Senior Secured First Lien Extended Term Loan, 4.000%, 07/14/2017	B2	1,487,384	1,496,063
VWR International, Inc., Senior Secured First Lien U.S. Term Loan, 4.204%, 04/03/2017	B1	668,715	676,656

			2,172,719

TOTAL FLOATING RATE LOAN INTERESTS (Cost $198,412,446)			198,520,347

CORPORATE BONDS - 35.08%
Automotive - 0.45%
Cooper-Standard Automotive, Inc., Senior Secured Bond, 8.500%, 05/01/2018(b)	B2	1,000,000	1,095,000

Beverage, Food and Tobacco - 1.85%
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 01/15/2019(b)	Caa1	4,330,000	4,514,025

Chemicals, Plastics and Rubber - 0.45%
Ineos Finance PLC, Senior Unsecured Bond, 8.375%, 02/15/2019(b)(c)	B1	1,000,000	1,110,000

Construction and Building - 0.17%
Zachry Holdings, Inc., Senior Unsecured Bond, 7.500%, 02/01/2020(c)	B2	400,000	423,000

Consumer Goods Durable - 0.93%
Reynolds Group Holdings, Inc., Senior Unsecured Bond,
9.875%, 08/15/2019(b)	Caa2	1,400,000	1,538,250
8.250%, 02/15/2021(b)	Caa1	700,000	723,625

			2,261,875

Consumer Goods Non Durable - 0.83%
Revlon Consumer Products Corp., Senior Unsecured Bond, 5.750%, 02/15/2021(b)(c)	B1	2,000,000	2,015,000

Energy Electricity - 0.41%
Amkor Technology, Inc., Senior Unsecured Bond, 6.375%, 10/01/2022(b)	Ba3	1,000,000	1,002,500

Energy, Oil and Gas - 9.43%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018(b)	B3	2,000,000	2,120,000
BreitBurn Energy Partners LP, Senior Unsecured Bond, 7.875%, 04/15/2022	B3	2,000,000	2,150,000

	Moody’s Rating	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Calumet Specialty Products Partners LP, Senior Unsecured Bond,
9.375%, 05/01/2018(b)	B3	1,800,000	2,025,000
9.625%, 08/01/2020(b)(c)	B3	$750,000	$849,375
Comstock Resources, Inc., Senior Unsecured Bond, 9.500%, 06/15/2020	B3	2,000,000	2,200,000
Crestwood Midstream Partners LP, Senior Unsecured Bond, 7.750%, 04/01/2019(b)	B3	2,000,000	2,095,000
Everest Acquisition LLC, Senior Unsecured Bond, 7.750%, 09/01/2022(b)	Ba3	200,000	222,000
Forest Oil Corp., Senior Unsecured Bond, 7.500%, 09/15/2020(b)(c)	B2	1,000,000	1,060,000
PDC Energy, Inc., Senior Unsecred Bond, 7.750%, 10/15/2022(c)	B3	3,000,000	3,195,000
Resolute Energy Corp., Senior Unsecured Bond, 8.500%, 05/01/2020(c)	B3	4,750,000	4,940,000
SandRidge Energy, Inc., Senior Unsecured Bond, 8.125%, 10/15/2022(b)	B2	2,000,000	2,145,000

			23,001,375

Healthcare and Pharmaceuticals - 2.57%
Accellent, Inc., Senior Subordinated Bond, 10.000%, 11/01/2017(b)	Caa2	2,000,000	1,780,000
HealthSouth Corp., Senior Unsecured Bond, 5.750%, 11/01/2024(b)	B1	1,000,000	1,007,500
Kindred Healthcare, Inc., Senior Unsecured Bond, 8.250%, 06/01/2019(b)	B3	2,400,000	2,394,000
Universal Hospital Services, Inc., Senior Unsecured Bond, 7.625%, 08/15/2020(b)	B3	1,000,000	1,081,250

			6,262,750

High Tech Industries - 1.47%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(b)(c)	Caa2	2,300,000	1,483,500
Viasystems, Inc., Senior Unsecured Bond, 7.875%, 05/01/2019(c)	B2	2,000,000	2,100,000

			3,583,500

Hotels, Gaming and Leisure - 1.13%
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)	B2	2,600,000	2,769,000

Media Diversified and Production - 1.86%
Allbritton Communications Co., Senior Unsecured Bond, 8.000%, 05/15/2018(b)	B2	2,000,000	2,175,000
Cambium Learning Group, Inc., Senior Secured Bond, 9.750%, 02/15/2017(b)	Caa1	1,500,000	1,233,750
Mediacom Broadband Group (aka MCC Iowa), Senior Unsecured Bond, 9.125%, 08/15/2019(b)	B3	1,000,000	1,121,250

			4,530,000

Metals and Mining - 1.30%
JMC Steel Group, Senior Unsecured Bond, 8.250%, 03/15/2018(b)(c)	B3	2,000,000	2,130,000
Penn Virginia Resource Partners LP, Senior Unsecured Bond, 8.375%, 06/01/2020	B2	1,000,000	1,055,000

			3,185,000

Retail - 3.22%
Burlington Coat Factory Warehouse Corp., Senior Unsecured Bond, 10.000%, 02/15/2019(b)	Caa1	2,000,000	2,230,000
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Unsecured Bond, 8.125%, 03/01/2019(b)	Caa1	1,050,000	1,134,000
HOA Restaurant Group LLC (aka Hooters Restaurant), Senior Secured Bond, 11.250%, 04/01/2017(b)(c)	B3	500,000	472,500
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)	Caa1	1,000,000	1,043,750
The Gymboree Corp., Senior Unsecured Bond, 9.125%, 12/01/2018(b)	Caa2	2,000,000	1,892,500
The Pantry, Inc., Senior Unsecured Bond, 8.375%, 07/01/2020(c)	Caa1	1,000,000	1,077,500

			7,850,250

Services - Business - 4.99%
Cenveo Corp., Senior Unsecured Bond, 11.500%, 05/15/2017	Caa2	1,500,000	1,308,750
Emergency Medical Services Corp. (aka CDRT Merger Sub), Senior Unsecured Bond, 8.125%, 06/01/2019(b)	B3	2,000,000	2,205,000
Monitronics International, Inc., Senior Unsecured Bond, 9.125%, 04/01/2020	Caa1	1,250,000	1,328,125
Neff Rental LLC, Senior Unsecured Bond, 9.625%, 05/15/2016(b)(c)	Caa1	3,250,000	3,469,375
NES Rentals Holdings, Inc., Senior Unsecured Bond, 12.250%, 04/15/2015(b)(c)	Caa2	1,500,000	1,593,750

	Moody’s Rating	Principal Amount	Market Value

Services - Business (continued)
RSC Equipment Rental, Inc., Senior Unsecured Bond, 8.250%, 02/01/2021	Caa1	2,000,000	2,275,000

			12,180,000

Telecommunications - 3.34%
Avaya, Inc., Senior Secured Bond, 7.000%, 04/01/2019(b)(c)	B1	$2,450,000	$2,407,125
DigitalGlobe, Inc., Senior Unsecured Bond, 5.250%, 02/01/2021(c)	B1	350,000	349,125
Fairpoint Communications, Inc., Senior Secured Bond, 8.750%, 08/15/2019(b)(c)	B2	1,000,000	975,000
Frontier Communications Corp., Senior Unsecured Bond,
9.250%, 07/01/2021(b)	Ba2	750,000	864,375
7.125%, 01/15/2023(b)	Ba2	250,000	254,063
MetroPCS Wireless, Inc., Senior Unsecured Bond, 7.875%, 09/01/2018(b)	B2	3,000,000	3,292,500

			8,142,188

Utilities Electric - 0.68%
NRG Energy, Inc., Senior Unsecured Bond,
8.500%, 06/15/2019(b)	B1	500,000	551,250
7.875%, 05/15/2021(b)	B1	1,000,000	1,117,500

			1,668,750

TOTAL CORPORATE BONDS (Cost $82,381,309)			85,594,213

Total Investments - 116.45% (Cost $280,793,755)			284,114,560

Liabilities in Excess of Other Assets - (16.45)%			(40,139,366)

Net Assets - 100.00%			$243,975,194

Amounts above are shown as a percentage of net assets as of March 31, 2013.

(a)	The interest rate shown represents the rate at period end.
(b)

Security, or portion of security is currently on loan. Total market value of securities on loan amounts to $44,930,116, as of March 31, 2013. Total value of BGX’s obligation to return securities lending collateral was $45,844,625, as of March 31, 2013.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $33,463,000, which represents approximately 13.72% of net assets as of March 31, 2013.

See Notes to Quarterly Portfolio of Investments.

TOTAL RETURN SWAP CONTRACTS(a)(b)

AS OF 3/31/2013

Reference Obligation	Swap Counterparty	Rate Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation

Academy, Ltd.	JP Morgan	4.750%	08/03/2018	$987,538	$15,430
Acosta, Inc.	JP Morgan	5.000%	03/01/2018	985,910	18,180
Del Monte Corp.	JP Morgan	4.000%	12/31/2018	956,362	7,847
Emergency Medical Services Corp. (aka AMR/EMCare)	JP Morgan	4.000%	05/03/2018	1,984,358	35,341
Interactive Data Corp.	JP Morgan	3.750%	02/26/2018	2,881,403	37,372
Mediacom Broadband Group (aka MCC Iowa)	JP Morgan	4.500%	10/23/2017	1,964,736	3,281
Mood Media Corp.	JP Morgan	7.000%	05/03/2018	1,301,759	21,974

					$139,425

Reference Obligation	Swap Counterparty	Rate Received by the Fund	Termination Date	Notional Amount	Unrealized Depreciation

Drumm Investors LLC (aka Golden Living)	JP Morgan	5.000%	04/28/2018	$4,910,231	$(100,488)
The Gymboree Corp.	JP Morgan	5.000%	04/11/2018	1,880,560	(51,038)

					$(151,526)

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.
(b)	The floating short-term rate paid by the Fund (on the notional amount of all total return swap contracts) at March 31, 2013, was 1.5319% (3 month LIBOR +1.25%).

All Reference Obligations shown above for Total Return Swap Contracts are floating rate secured bank loans.

Blackstone / GSO Long-Short Credit Income Fund

Notes to Quarterly Portfolio of Investments

March 31, 2013 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Long-Short Credit Income Fund (the “Fund” or “BGX”) is a non-diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Secured Loans’’) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of the Fund’s net assets. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of the BGX’s net assets.

BGX is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. BGX may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of its financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: BGX’s net asset value (“NAV”) will be determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by BGX’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2—Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instruments and does not necessarily correspond to BGX’s perceived risk of investing in those securities.

The following table summarizes the valuation of the BGX’s investments under the fair value hierarchy levels as of March 31, 2013:

Investments in Securities at Value^	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Floating Rate Loan Interests
Aerospace and Defense	$–	$3,450,107	$1,612,635	$5,062,742
Chemicals, Plastics and Rubber	–	5,331,970	2,605,388	7,937,358
Construction and Building	–	3,156,793	2,285,723	5,442,516
Consumer Goods Durable	–	8,643,904	1,980,000	10,623,904
Containers, Packaging and Glass	–	3,059,831	717,218	3,777,049
Energy Electricity	–	1,571,662	1,331,090	2,902,752
Healthcare and Pharmaceuticals	–	14,763,928	2,924,225	17,688,153
High Tech Industries	–	20,238,624	2,319,535	22,558,159
Hotels, Gaming and Leisure	–	3,562,211	1,371,202	4,933,413
Media Advertising, Printing and Publishing	–	2,063,095	2,555,282	4,618,377
Services - Business	–	19,253,239	1,665,000	20,918,239
Services - Consumer	–	600,324	2,131,755	2,732,079
Other	–	89,325,606	–	89,325,606
Corporate Bonds	–	85,594,213	–	85,594,213

Total	$–	$260,615,507	$23,499,053	$284,114,560

Other Financial Instruments*

Assets
Total Return Swap Contacts	$–	$139,424	$–	$139,424
Liabilities
Total Return Swap Contacts	–	(151,527)	–	(151,527)

Total	$–	$(12,103)	$–	$(12,103)

The changes of the fair value of investments for which BGX has used Level 3 inputs to determine the fair value are as follows:

Investments in Securities at Value^	Balance as of December 31, 2012	Accrued Discoun t/Premiu m	Realize d gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net purchases	Net sales proceeds	Transfer in and/or (out) of Level 3**	Balance as March 31, 2013	Net change in unrealized appreciatio n/ (depreciati on) attributable to Level 3 investment s still held at 3/31/2013
Floating Rate Loan Interests	$43,588,334	$173	$35,042	$131,132	$3,899,141	$(3,767,928)	$(20,386,841)	$23,499,053	$178,883

Total	$43,588,334	$173	$35,042	$131,132	$3,899,141	$(3,767,928)	$(20,386,841)	$23,499,053	$178,883

Information about Level 3 fair value measurements as of March 31, 2013:

	Fair Value at 3/31/13	Valuation Technique(s)	Unobservable Input(s)
Floating Rate Loan Interests	$23,499,053	Third-party vendor pricing service	Vendor quotes

There were no transfers between Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

^For detailed descriptions of classifications, see the accompanying Portfolio of Investments.

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments.

** Transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and Information for these securities Transferred from Level 3 to Level 2 as observable inputs are available for purposes of valuing those assets..

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

NOTE 3. SECURED LOANS

BGX includes first and second lien secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities (“Borrowers”), in its definition of “Secured Loans”. Under normal market conditions, at least 70% of BGX’s managed assets will be invested in Secured Loans. BGX defines its managed assets as net assets plus effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“Managed Assets”). At March 31, 2013, 81.37% of BGX’s Managed Assets were held in Secured Loans.

First lien secured loans hold a senior position in the capital structure of a business entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Risk of loss of income is generally higher for unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. At March 31, 2013, BGX had invested $7,489,9978 in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BGX typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BGX, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if it acquires a Loan through participation, will elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BGX may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation. The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution.

NOTE 4. TOTAL RETURN SWAPS

BGX has entered into total return swaps as of March 31, 2013 in an aggregate notional amount equal to $17,852,856. In a total return swap, BGX pays another party a fixed or floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. If the other party to a total return swap defaults, BGX’s risk of loss consists of the net amount of total return payments that BGX is contractually entitled to receive. BGX bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. BGX would typically have to post collateral to cover this potential obligation. BGX may use total return swaps for financing, hedging or investment purposes. For the purposes of Managed Assets, BGX will treat the value of a total return swap as the notional amount of the swap.

The periodic swap payments received or made by BGX are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation). When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. BGX segregates sufficient assets as collateral to satisfy the current obligation with respect to total return and credit default swaps.

NOTE 5. SECURITIES LENDING

BGX may make secured loans of its marginable securities to brokers, dealers and other financial institutions amounting to no more than 30% of its net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing.

Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to BGX, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan.

BGX invests the cash collateral received in accordance with its investment objectives, subject to the BGX’s agreement with the borrower of the securities. In the case of cash collateral, BGX typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for BGX.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, BGX, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by BGX if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. BGX may also call such loans in order to sell the securities involved. When engaged in securities lending, BGX’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by BGX in permissible investments.

As of March 31, 2013, BGX had securities on loan valued at $44,930,116 and received cash collateral with a value of $45,844,625, representing 18.42% and 18.79% of net assets, respectively.

NOTE 6. UNREALIZED APPRECIATION/ (DEPRECIATION)

On March 31, 2013, based on cost of $280,793,755 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,063,053 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,742,248, resulting in net unrealized appreciation of $3,320,805.

Item 2. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	May 30, 2013

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	May 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	May 30, 2013

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	May 30, 2013